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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                     November 19, 1997 (November 18, 1997)




                      Laidlaw Environmental Services, Inc.
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               (Exact name of Company as specified in its charter)


Delaware                             1-8368                           51-0228924
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(State or other                   (Commission                      (IRS Employer
jurisdiction                      File Number)                    Identification
of incorporation)                                                        Number)



         1301 Gervais Street, Suite 300, Columbia, South Carolina 29201
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (803) 933-4200


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ITEM 5. OTHER EVENTS

         On November 18, 1997, Laidlaw Environmental Services, Inc. ("LESI") (NYSE:LLE) announced a response to the Safety-Kleen suit filed against it in the United States District Court for the Northern District of Illinois.
The full text of the announcement is reproduced below:

               LAIDLAW ENVIRONMENTAL RESPONDS TO SAFETY-KLEEN SUIT


COLUMBIA, SOUTH CAROLINA...NOVEMBER 18, 1997. Laidlaw Environmental Services, Inc. (NYSE:LLE) said today Safety-Kleen Corp. (NYSE:SK) had filed suit against it in the US District Court for the Northern District of Illinois seeking an order permitting Safety-Kleen to avoid calling the special shareholders meeting and providing the shareholder list requested by Laidlaw Environmental.

Commenting on the Safety-Kleen suit, James R. Bullock, chairman of Laidlaw Environmental, said, "We are disappointed that the Safety-Kleen board continues to take actions to deny Safety-Kleen shareholders the ability to consider our offer. We have sought repeatedly to work with the Safety-Kleen board in a cooperative manner only to be rebuffed at every turn. Despite repeated assurances that the Safety-Kleen board would consider our offer, the Safety-Kleen board took this action without any effort to engage us in discussions. We believe our offer should be considered on its economic merits. This suit is a wasteful diversion.

"We certainly believe the Safety-Kleen suit is utterly without merit. We will defend ourselves vigorously to ensure Safety-Kleen shareholders have a say in the destiny of their company."

Laidlaw Environmental Services is the leading provider of hazardous and industrial waste management services to industry and government. The company operates from more than 100 locations throughout North America.

                                     - 30 -


CONTACTS:    James R. Bullock                     Kenneth W. Winger
             Chairman                             President and CEO
             Laidlaw Environmental Services       Laidlaw Environmental Services
                and President and CEO             803-933-4211
                Laidlaw Inc.
             800-563-6072  ext. 201

             TAG Watson
             Vice President Communications
             Laidlaw Inc.   800-563-6072  ext. 309

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LAIDLAW ENVIRONMENTAL SERVICES, INC.



Date: November 19, 1997                 By:  /s/ Kenneth W. Winger
                                             ----------------------
                                             Kenneth W. Winger, President
                                             and Chief Executive Officer